SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       August 30, 1996

                    Physicians Resource Group, Inc.
         (Exact name of registrant as specified in its charter)

        Delaware                    1-13778         76-0456864
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)            File Number)      Identification No.)


 Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
(Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code    (972)982-8200

Item 5.  Other Events.

     The Company and various wholly-owned subsidiaries of the Company (each an "Acquisition Sub"), entered into acquisition agreements (the "Acquisition Agreements") with the following ophthalmological and optometric practices (the "Practices") and physicians (the
"Physicians"):

     (i)        Frederick A. Hauber, M.D., P.A. and Frederick Hauber, M.D.
                (closed August 30, 1996).

     (ii) Stuart J. Kaufman, M.D., P.A. and Stuart J. Kaufman, M.D. (closed August 30, 1996).

     (iii) Ophthalmological Associates, Ltd., Morton R. Green, M.D., Kenneth O. Green, M.D., and Stephen R. Waltman, M.D. (closed October 9, 1996).

     Pursuant to the Acquisition Agreements, the respective
Acquisition Subs acquired (the "Acquisitions"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices.

     As a result of the Acquisitions, the Company became the indirect holder (through the respective Acquisition Subs) of, with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices. The respective Acquisition Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of management services agreements.

     To the best knowledge of the Company, at the time of the Acquisitions there was no material relationship between (i) the Practices and the Physicians, on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

     The aggregate consideration paid by the Company as a result of the Additional Acquisitions was 513,135 shares of the common stock, par value $.01 per share, of the Company and $560,250 cash. The acquisition consideration for the Additional Acquisitions was determined by arms -length negotiations between the parties to the applicable acquisition agreements.

Item 7.  Financial Statements and Exhibits.

     (a) The combined balance sheets of Frederick A. Hauber, M.D., P.A. and Health Dynamics Specialties, Inc. as of December 31, 1995 and June 30, 1996 (unaudited), and the related combined statements of earnings, owner's equity and cash flows for the year ended December 31, 1995 and the six months ended June 30, 1995 (unaudited) and June 30, 1996 (unaudited), are attached as Annex A.

     (b) The balance sheets of Stuart J. Kaufman, M.D., P.A. as of December 31, 1995 and June 30, 1996 (unaudited), and the related statements of earnings, owner's equity and cash flows for the year ended December 31, 1995 and the six months ended June 30, 1995 (unaudited) and June 30, 1996 (unaudited), are attached as Annex B.

     (c) The balance sheets of Ophthalmological Associates, Ltd. as of April 30, 1996 and June 30, 1996 (unaudited) and the related statements of earnings, owner's equity and cash flows for the year ended April 30, 1996 and for the two months ended June 30, 1995 (unaudited) and June 30, 1996 (unaudited), are attached as Annex C.

(c) Exhibits.

4.1  Restated Certificate of Incorporation of Physicians Resource
     Group, Inc. (2)

4.2 Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of Physicians Resource Group, Inc. (2)

4.3  Third Amended and Restated Bylaws of Physicians Resource Group,
     Inc. (3)

4.4  Form of Warrant Certificate (2)

4.5 Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. And Chemical Mellon Shareholder Services.
     (4)

4.6 Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc. (2)

23.1 Consent of Arthur Andersen, LLP. (1)

_________________________
(1)  Filed herewith.

(2)  Previously filed as an exhibit to the Company's Registration
     Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

(3) Previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

(4)  Previously filed as an exhibit to the Company's Registration
     Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHYSICIANS RESOURCE GROUP, INC.



     Date: November 13, 1996       By:/s/ Richard J. D'Amico
                                       _________________________
                                       Richard J. D'Amico
                                       Senior Vice President